Exhibit 10uu


                                 August 6, 1999


Mr. Victor Posner
6917 Collins Avenue
Miami Beach, FL 33141

Dear Mr. Posner:

         This letter confirms the following:

         1. Subject to the terms and provisions contained herein, on the Closing Date (as hereinafter defined), you agree to sell, and Guilford Mills, Inc. (the "Company") agrees to purchase 3,071,712 shares (the "Shares") of the Company's common stock, par value $.02 per share. The purchase price for the Shares shall be $9.50 per share.

         2. The closing of the transactions contemplated hereby (the "Closing") shall take place at 2:00 p.m. (New York City time) on Tuesday, August 10, 1999. At the Closing, the following shall occur simultaneously: (a) you shall deliver to the Company one or more certificates representing the Shares duly endorsed in blank or accompanied by stock powers executed in blank (or, at the Company's request, you shall arrange for the transfer of the Shares to a brokerage account designated by the Company); and (b) the Company shall pay to you the amount of $29,181,264.00. Payment of the amount referred to in the foregoing clause (b) shall be made by wire transfer of immediately available funds to one or more of your accounts at a bank or banks specified by you.

         3. You represent and warrant to the Company that:

               (a) You have the full legal right, power, authority and capacity to execute, deliver and perform this letter agreement and to sell, assign, transfer and deliver the Shares as provided in this letter agreement, and your delivery of the Shares to the Company hereunder will convey to the Company good and marketable title to the Shares, free and clear of any and all liens, pledges, encumbrances, charges, agreements or claims of any kind whatsoever;

               (b) You have duly executed and delivered this letter agreement and this letter agreement constitutes your legal, valid and binding obligation, enforceable against you in accordance with its terms;

               (c) You are the sole beneficial owner of the Shares, free and clear of any and all covenants, conditions, restrictions, voting trust agreements, liens, pledges, encumbrances, charges, security interests, options, agreements or claims of any kind whatsoever (the foregoing collectively hereinafter referred to as the "Charges"); upon payment for the Shares as contemplated hereby, the Company will acquire good and marketable title to the Shares free of any Charges; and the Shares represent all of the shares of common stock of the Company which you beneficially own, as hereinafter defined;

               (d) Your execution, delivery and performance of this letter agreement will not (i) result in a default or breach of any agreement, contract or any other instrument or obligation to which you or a party or subject or (ii) violate any law, order, writ, injunction, decree, statute, rule or regulation applicable to you. No consent, approval, authorization or filing with any persons or entities on your part is required in connection with the execution or delivery of this letter agreement or the consummation of the transactions contemplated hereby;

               (e) You are not a party to, subject to or bound by, any agreement, judgement, order, writ, injunction or decree of any court or governmental body or agency which could prevent the performance of this letter agreement; and

               (f) No person or entity is entitled to any brokerage commission or similar payment from you in connection with the transactions contemplated hereby.

4. The Company represents and warrants to you that:

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

               (b)         The Company  has all  requisite  corporate  power and
                           authority   to  execute,   deliver  and  perform  its
                           obligations under this letter agreement;

               (c) The execution, delivery and performance of this letter agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Company;

               (d) This letter agreement has been duly executed and delivered by the Company and, when duly executed by you, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

               (e) The execution, delivery and performance of this letter agreement by the Company will not (i) violate, conflict with or constitute a default under any term or provisions of the certificate of incorporation or bylaws of the Company, (ii) result in a default or breach of any agreement, contract or any other instrument or obligation to which the Company is a party or subject, or (iii) violate any law, order, writ, injunction, decree, statute, rule or regulation applicable to the Company. No consent, approval, authorization or filing with any persons or entities on the part of the Company is required in connection with the execution or delivery of this letter agreement or the consummation of the transactions contemplated hereby, except for consents which have already been obtained; and

               (f) The Company is not a party to, subject to or bound by, any agreement, judgment, order, writ, injunction or decree of any court or governmental body or agency which could prevent the performance of this letter agreement.

         5. The obligation of the Company to consummate the purchase of the Shares on the Closing Date is, at the option of the Company, subject to the satisfaction of the following conditions:

               (a) Each of your representations and warranties contained in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as though the same had been made on and as of the Closing Date; and

               (b) No action or proceeding shall have been instituted or threatened or claim or demand made against you or the Company before any court or other governmental body, seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, which in the reasonable opinion of the Company makes it inadvisable to consummate such transactions.

         6. Your obligation to consummate the sale, transfer and assignment to the Company of the Shares on the Closing Date is, at your option, subject to the satisfaction of the following conditions:

               (a) Each of the representations and warranties of the Company contained in Section 4 hereof shall be true and correct as of the Closing Date with the same force and effect as though the same had been made on and as of the Closing Date; and

               (b) No action or proceeding shall have been instituted or threatened or claim or demand made against you or the Company before any court or other governmental body, seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, which in your reasonable opinion makes it inadvisable to consummate such transactions.

         7. You shall be responsible for the payment of any brokerage commission or similar payment which may be due any broker(s) representing you in connection with the transactions contemplated by this letter agreement and you shall indemnify and hold the Company harmless from and against any and all liability for any such commissions or payments.

         8. You covenant that for a period of ten years from and after the date hereof, neither you, any of your affiliates (as defined herein), nor any group (as defined herein) of which you or any of your affiliates becomes a member, shall (a) individually or collectively acquire, or offer, propose or agree to acquire beneficial ownership of any shares of the Company's common stock or (b) propose or publicly announce or otherwise disclose an intent to propose, or enter into or agree to enter into, singly or with any other person or directly or indirectly, (i) any form of business combination, acquisition, or other transaction relating to the Company or any affiliate thereof, or (ii) any form of restructuring, recapitalization or similar transaction with respect to the Company or any such affiliate, (c) make, or in any way participate in, any solicitation of proxies with respect to any shares of the Company's common stock (including by the execution of action by written consent), become a participant in any election contest with respect to the Company, seek to influence any person with respect to any shares of the Company's common stock or demand a copy of the Company's list of its stockholders or other books and records, or (d) participate in or encourage the formation of any partnership, syndicate, or other group which seeks to effect control of the Company or to circumvent any provision of this Section 8. The term "affiliate" as used in this Section 8 and in Section 9 shall have the meaning ascribed to it in Rule 405 under the Securities Act of 1933, as amended. The term "group" as used in this Section 8 shall have the meaning ascribed to it in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The terms "beneficial ownership" or "beneficially own" as used in this Section 8 and in Section 3 shall have the meaning ascribed to such terms in Rule 13d-3 under the 1934 Act.

         9. In consideration of the payment to be made by the Company pursuant to Section 2 hereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, you, for yourself and your heirs, executors, successors, assigns and legal representatives (collectively, the "Releasing Parties"), covenant not to sue and release, remise and forever discharge the Company, its subsidiaries, divisions and affiliates, and their respective officers, directors, employees, agents and representatives (collectively, the "Released Parties"), of and from all claims, demands, suits, actions, causes of action, losses, damages, expenses or liabilities of any kind and nature whatsoever, known and unknown, both in law and in equity (collectively, the "Claims"), which the Releasing Parties ever had, now have or can, shall or may here against the Released Parties for, upon or by reason of any matter, cause or thing from the beginning of the world to and through the Closing Date including, without limitation, Claims relating in any way to your ownership of the Shares, your status as a shareholder of or investor in the Company, the operation and conduct of the Company's business and affairs and the Company's financial performance. Notwithstanding anything in the foregoing to the contrary, the foregoing release shall not apply to the executory provisions of this letter agreement.

         10.

               (a) You agree to indemnify and hold the Company harmless from and against any and all losses, claims, liabilities, obligations, damages, assessments, judgments, costs, deficiencies and expenses, including, without limitation, any reasonable legal or other expenses for investigating, preparing or defending any action, suit, or proceeding or any threatened action, suit or proceeding (collectively, the "Losses"), arising from, relating to or in connection with any breach of a representation and warranty or non-fulfillment of any agreement or covenant on your part under the terms of this letter agreement.

               (b) The Company agrees to indemnify and hold you harmless from and against any all Losses arising from, relating to or in connection with any breach of a representation and warranty or non-fulfillment of any agreement or covenant on the part of the Company under the terms of this letter agreement.

               (c) If any legal proceedings shall be instituted or any claim or demand shall be asserted by any person in respect of which payment may be sought by one party hereto from another party under the provisions of this Section 10, the party seeking indemnification shall promptly cause written notice of the assertion of any claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party. Such other party shall have the right, at its option and at its own expense (i) to be represented by counsel of its choice who must be reasonably satisfactory to the party seeking indemnification and (ii) to defend against, negotiate, settle or otherwise deal with any proceeding, claim or demand which relates to any Loss indemnified against hereunder; provided, however, that no settlement shall be made without the prior written consent of the party seeking indemnification, which consent shall not be unreasonably withheld. Notwithstanding the preceding sentence, the party seeking indemnification may participate in any such proceeding with counsel of its choice and at its expense; provided, however, that if defendants in any such action include both the party seeking indemnification and the indemnifying party, and the party seeking indemnification shall have been advised by its counsel that there may be bona fide legal defenses available to the party seeking indemnification which are different from or in addition to those available to the indemnifying party, the party seeking indemnification shall have the right to employ its own counsel in such action, and in such event, the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. To the extent the indemnifying party elects not to defend such proceeding, claim, or demand and the party seeking indemnification defends against, settles or otherwise deals with any such proceeding, claim or demand, which settlement may be made without the consent of the indemnifying party, the party seeking indemnification will act reasonably in accordance with its good faith business judgment. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such legal proceeding, claim or demand. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the party seeking indemnification and the indemnifying party shall have arrived at a mutually binding agreement with respect to each separate matter indemnified by the indemnifying party hereunder, the party seeking indemnification shall forward to the indemnifying party notice of any sums due and owing by it or him, as the case may be, with respect to such matter and such indemnifying party shall be obligated for all of the sums so owing to the other party within ten days after the date of such notice.

               (d) The representations, warranties, covenants and agreements of the parties contained in this letter agreement shall survive the execution and delivery of this letter agreement, notwithstanding any investigation made by or on behalf of the parties hereto.

         11. This letter agreement (a) embodies the entire agreement and understanding of the parties hereto and supersedes any prior agreement or understanding between the parties; (b) shall be governed by the laws of the State of New York without reference to principles of conflicts of law; (c) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this letter and all rights and obligations hereunder may not be assigned or transferred, without the prior written consent of the other party hereto; (d) may be amended, modified or supplemented only by written agreement of the parties hereto; and (e) may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         Kindly confirm that the foregoing represents our mutual agreement by signing, dating and returning to the undersigned the enclosed copy of this letter.

                                                     Very truly yours,

                                                     GUILFORD MILLS, INC.


                                              By:/s/ Terrence E. Geremski
                                                 ------------------------
                                              Name:Terrence E. Geremski
                                                    --------------------
                                              Title:Executive Vice President
                                                    ------------------------
                                                    & Chief Financial Officer

ACCEPTED AND AGREED TO:

/s/ Victor Posner
-----------------
Victor Posner
August 6th 1999